UBS Global Real Estate Conference November 2011 Exhibit 99.1

Safe Harbor
Safe Harbor
In keeping with the SEC’s “Safe Harbor” guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,”
“anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation:
general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition.  These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC.
This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

ASHFORD OVERVIEW ASHFORD OVERVIEW 3

Ashford Overview
Ashford Overview
•
Favorable macro market dynamics
•
Focused portfolio, positioned for growth
•
Proactive debt and equity capital market strategies
•
Outperformance
•
High insider ownership

Attractive Supply/Demand Imbalance
Attractive Supply/Demand Imbalance
• Demand increase is currently expected to outpace supply increase through 2014

Source: Smith Travel / PKF Research (Sep-Nov
Edition forecast)
-8.0
-6.0
-4.0
-2.0
0.0
2.0
4.0
6.0
8.0
10.0
Supply Growth Demand Growth

Attractive Industry Fundamentals
Attractive Industry Fundamentals

Source:  Smith Travel Research (non-seasonally
adjusted nominal monthly figures)
$52.00
$54.00
$56.00
$58.00
$60.00
$62.00
$64.00
$66.00
$68.00
$70.00
$72.00
$74.00
Trailing 3-Mo Avg Seasonally-Adjusted Real RevPAR (2011 $’s)

7 5-Year RevPAR Growth CAGR: 6.5% Source: Smith Travel Research / PKF Research (Sep-Nov Edition / preliminary Dec forecast) PKF’s Nominal US RevPAR Forecast PKF’s Nominal US RevPAR Forecast

Ashford Snapshot
Ashford Snapshot

Portfolio Statistics*
Total Enterprise Value $3.9 B
Total Gross Assets $4.9 B
Peer Comparison 2
nd
Largest
# of Hotels 124
# of Owned Rooms 26,139
# of Property Managers 6
$ ADR $131.02
$ RevPAR $96.10
RevPAR Growth % 6.4%
Financial Statistics*
Recent Share Price $7.51 (11/21/11)
# Fully Diluted Shares 84.3 M
Leverage Ratio 59.4%
Debt Wtd. Avg. Maturity 4.1 Years
Debt Wtd. Avg. Cost 3.20%
Quarterly Dividend $0.10
Dividend Yield 5.3%
TTM AFFO per Share $1.86
Cash on Hand $180.9 M
* As of September 30, 2011

Broad Geography
Broad Geography

WEST WEST
COAST COAST
MIDDLE MIDDLE
AMERICA AMERICA
TEXAS TEXAS
EAST EAST
COAST COAST
West Coast
includes Alaska
EBITDA by Region
EAST COAST: 51%
WEST COAST:  22%
TEXAS:  12%
MIDDLE AMERICA: 15%
•
Ashford’s geographic footprint encompasses 29 states and
Washington DC

MSA MSA 10 • The vast majority of Ashford’s EBITDA comes from top 25 markets, with nearly 90% coming from top 50 markets As % of TTM Q3 2011 EBITDA 16% 16% 11% 11% 73% 73% Top 25 Top 50 Other

Chain Scale Chain Scale • Approximately 96% of Ashford’s EBITDA comes from upper upscale and upscale assets 11 As % of TTM Q3 2011 EBITDA Luxury Upper Upscale Upscale Upper Midscale

Brand Family Brand Family • 85% of Ashford’s EBITDA comes from Marriott and Hilton branded assets 12 As % of TTM Q3 2011 EBITDA

Transient vs. Group vs. Contract Transient vs. Group vs. Contract • Our customers are predominantly transient, with a strong emphasis on corporate business 13

Hotel EBITDA Margin Change Comparison
Hotel EBITDA Margin Change Comparison

78
(106)
(487)
53
153
114
(58)
(406)
86
201
(600)
(500)
(400)
(300)
(200)
(100)
-
100
200
300
2007 2008 2009 2010 YTD Q3 2011
HOTEL EBITDA MARGIN Y -O-Y CHANGE (BPS)
(Peers include: BEE, DRH, FCH, HST, HT, LHO, PEB &
SHO)
AHT Peer Avg

Hotel EBITDA Flows Comparison
Hotel EBITDA Flows Comparison

39%
8%
49%
41%
49%
51%
37%
53%
104%
64%
0%
20%
40%
60%
80%
100%
120%
2007 2008 2009 2010 YTD Q3 2011
HOTEL EBITDA FLOWS
(Peers include: BEE, DRH, FCH, HST, HT, LHO, PEB &
SHO)
AHT Peer Avg

Debt Maturity Schedule Debt Maturity Schedule 16 AHT Debt Maturity Schedule

Significantly Reduced Share Count
Significantly Reduced Share Count

Source:  SNL, Company Filings & Street Research.
-41%
145%
76%
98%
30%
287%
108%
82%
118%
-100.0%
-
50.0%
0.0%
50.0%
100.0%
150.0%
200.0%
250.0%
300.0%
350.0%
AHT BEE DRH FCH HST HT LHO SHO PEER AVG
% Change in Fully Diluted Share Count : 6/30/07 vs. Current

Consistent Earnings Growth Consistent Earnings Growth 18 Ashford’s Historical AFFO per Share

AFFO per Share Outperformance AFFO per Share Outperformance 19 +48% -68% TTM AFFO Per Share (2007Q2 = 100%) Peers Include: BEE, DRH, FCH, HST, HT, LHO, SHO

Though Ashford didn’t pay
a dividend in 2009 & 2010,
it could have covered its
peak dividend  at 1.3x in
2009 & 1.8x in 2010
Reinstated Dividend w/ Growth Potential
Reinstated Dividend w/ Growth Potential
N/A N/A
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
5.0x
0.9x
1.4x
1.4x
1.5x
1.6x
4.7x
AFFO Per Share / Dividend Coverage
2004 2005 2006 2007 2008 2009 2010 3Q TTM
•
Given the material reduction in our common share count,
Ashford is well positioned to cover and potentially grow its dividend

Most Highly-Aligned Management Team Most Highly-Aligned Management Team 21 Source: 2011 Proxy Filings Insider Ownership %

Ashford Overview
Ashford Overview
•
Favorable macro market dynamics
•
Focused portfolio, positioned for growth
•
Proactive debt and equity capital market strategies
•
Outperformance
•
High insider ownership

HIGHLAND TRANSACTION UPDATE HIGHLAND TRANSACTION UPDATE 23

Highland Portfolio
Highland Portfolio

Hilton Parsippany Renaissance Palm Springs The Melrose – Washington, DC Marriott DFW Airport Hyatt Regency Wind Watch
Marriott Plaza San Antonio Boston Back Bay Hilton Hilton Tampa Westshore Renaissance Nashville Marriott Sugar Land
Hyatt Regency Savannah Ritz-Carlton Atlanta Westin Princeton Renaissance Portsmouth The Silversmith - Chicago

Transformational 28-hotel, $1.3 billion acquisition with 8,084 rooms
Transformational 28-hotel, $1.3 billion acquisition with 8,084 rooms
Primarily upper-upscale and luxury full-service assets
Primarily upper-upscale and luxury full-service assets
Expands Ashford’s presence in key markets (Washington D.C and
Expands Ashford’s presence in key markets (Washington D.C and
NY/NJ) and into  new markets (Boston and Nashville)
NY/NJ) and into  new markets (Boston and Nashville)
Significant growth potential with affiliate manager Remington
Significant growth potential with affiliate manager Remington taking over management of 17 hotels
taking over management of 17 hotels
2010 EBITDA flows of 18% vs. AHT’s of 104% and NOI 36% below
2010 EBITDA flows of 18% vs. AHT’s of 104% and NOI 36% below peak
peak
Highland Transaction Summary
Highland Transaction Summary

Portfolio Upgrade Portfolio Upgrade 26

27 Price Per Key Comparison Price Per Key Comparison Source: Real Capital Analytics & company filings.

Replacement Cost per Key
Replacement Cost per Key
Highland was purchased for
$158,000 per key - a 44%
discount to replacement cost

Source:  Estimated based Source:  Estimated based
on JP Morgan Research on JP Morgan Research
Report Report
Replacement Cost per Key Estimate

Highland Operational Goals
Highland Operational Goals

•
When we took over the portfolio there were two primary operational goals:
- portfolio was seriously neglected when we took over
- felt confident that the Remington-managed properties were going to put in significant cost cuts
- also wanted to see significant improvement in the brand-managed properties even though no manager change was occurring
- sales forces of the non-brand managed properties were decimated
- had to fill nearly 2 dozen sales positions across the portfolio
- expectation was to see positive RevPAR yield growth sometime in the
4Q ‘11 or 1Q ‘12
Put cost structures in place to achieve maximum operating flow throughs
Put cost structures in place to achieve maximum operating flow throughs
Improve the non-brand managed properties RevPAR Yield Index
Improve the non-brand managed properties RevPAR Yield Index
Remington
The
Our
The
We
We

Highland Portfolio -
Highland Portfolio -
GOP Flow Comparison
GOP Flow Comparison

•
Ashford’s Asset Management and Remington’s combined expertise have enabled our legacy portfolio to outperform while Highland consistently lagged benchmark goals until we took over in March 2011
GOP
Flow
2010
0.2%
1 Qtr 2011
8.8%
2
nd
Qtr 2011
94.6%
3   Qtr 2011
78.6%
GOP Flow Comparison - January 2010 to September 2011
-100.0%
-75.0%
-50.0%
-25.0%
0.0%
25.0%
50.0%
75.0%
100.0%
125.0%
150.0%
Pre-Ashford
st
AHT Legacy GOP Flow Highland GOP Flow
rd

Highland Portfolio -
Highland Portfolio -
Year Over Year Comparisons
Year Over Year Comparisons

GOP Flow
GOP Flow
<95>
Pre-Ashford
218
Post-Ashford
280
Post-Ashford
8.8%
Pre-Ashford
94.6%
Post-Ashford
78.6%
Post-Ashford
GOP
GOP
Margin
Margin
Change
Change
BPS
BPS

Highland Portfolio –
Highland Portfolio –
Performance by Manager
Performance by Manager

GOP Margin Change
GOP Margin Change
BPS
BPS
GOP Flow
GOP Flow
366
Remington
199
Non-Remington
93.3%
Remington
58.7%
Non-Remington

Highland Portfolio -
Highland Portfolio -
GOP Flow Comparison
GOP Flow Comparison

•
Brand-managed properties have also shown significant flow improvement due to Ashford asset management expertise
Brand-Managed GOP Flows by Month

Case Study –
Case Study –
Crowne Plaza Ravinia
Crowne Plaza Ravinia

•
Eliminated 6 managerial/supervisory
positions
•
Despite RevPAR decrease, banquet and
catering sales are up significantly (~ $1.0m)
due to aggressive selling efforts
•
Since takeover, property has achieved
$567K GOP $ surplus over AHT metric
despite 1.2% RevPAR decline
Financial Statistics
TOD 2011
ADR Growth 3.1%
Occupancy Growth -4.2%
RevPAR Growth -1.2%
GOP Margin Improvement 775 bps
GOP Flow 238%
Comp Set Rank 5 of 8
Definite Bookings
2011 2012
At Takeover <21%> <28%>
As of 11/04/11 <4%> 23%

Case Study –
Case Study –
Hyatt Savannah
Hyatt Savannah

•
Since takeover, property has achieved $74K
GOP $ surplus over AHT metric despite -
2.9% revenue decline
•
Asset Management team in collaboration
with Hyatt has identified ~$375K annualized
savings
• Eliminated 5 supervisory/management
positions since takeover
• Increased usage of contract labor
•
For the month of October, property has
achieved 133.7% GOP flow with 745 bps
GOP margin improvement
Financial Statistics
TOD 2011
ADR Growth -4.5%
Occupancy Growth
RevPAR Growth -
GOP Margin Improvement 7 bps
GOP Flow 67.9%
Comp Set Rank 1 of 6
0.6%
3.9%
-

Remington RevPAR Index Improvement
Remington RevPAR Index Improvement

•
RevPAR for Remington-managed properties is improving sooner than expected and is beginning to more closely match brand-managed properties

Highland Portfolio NOI
Highland Portfolio NOI

•
Highland NOI is exceeding expectations, currently at 88% of first 12 months underwriting growth in only six months’ time
$74
$76
$78
$80
$82
$84
$86
$88
Mar 2011 TTM Jun 2011 TTM Sep 2011 TTM Underwriting for Mar 2012 TTM
Highland Portfolio Net Operating Income
$79
$82
$86
$87

Significant Operational Upside
Significant Operational Upside

•
If Highland’s EBITDA was the same % of its peak level as our legacy portfolio, its EBITDA would be almost $10 million higher
•
This would equate to about an additional $1.40 in share price at a 12x EBITDA multiple
60%
65%
70%
75%
80%
85%
90%
95%
100%
2007 2008 2009 2010 TTM Q3 2011
% of Peak EBITDA Comparison
Legacy Highland
700 bps
Opportunity

Key Capex Renovations
Key Capex Renovations

Lobby & Restaurant
Guestrooms & Public Space
Guestrooms & Bistro Lobby
Courtyard Denver
Hyatt Windwatch
Marriott Omaha
The Churchill
The Melrose
Courtyard Savannah
Marriott San Antonio
Courtyard Boston Tremont
Hilton Boston Back Bay
Ritz-Carlton Atlanta
HGI Virginia Beach
The Silversmith
Marriott DFW
Lobby Bistro
Exterior Façade
Lobby & Restaurant
Guestrooms & Corridors
HVAC
66 Guestrooms & Meeting Space
Meeting Space
Guestrooms & Public Space
Restaurant Renovation
Completed in Q2’11
In progress
Early November
Mid-November
Late-November
Early-December
Mid-December
January-February
February
February
Q1 2012
Q2 2012
On Hold for
Repositioning
$875,000
$1,400,000
$1,350,000
$871,000
$8,050,000
$2,475,000
$3,815,000
$5,781,000
$2,160,000
$757,000
$2,000,000
$5,000,000
$750,000
Property
Project
Scheduled Start Date
Budget
Guestrooms & Corridor

Case Study –
Case Study –
CY Denver Lobby Bistro
CY Denver Lobby Bistro

•
Courtyard Bistro Lobby renovation was
completed in Q2 2011
•
Lobby GSS scores improved greatly from
previous years
•
Q3 2011 RevPAR index was up to 108.7
from 104.5 in Q3 2010
GSS Lobby Rankings
2009
2010
1H 2011
2H 2011
Pre-Renovation
Pre-Renovation
510 out of 780
560 out of 808
During Renovation 771 out of 818
263 out of 819 Post-Renovation

Case Study –
Case Study –
Melrose Hotel
Melrose Hotel

•
Last renovation in 2002
•
RevPAR Index dropped from 101.4% in
2007 to 83.6% YTD September 2011
•
Location on Pennsylvania Ave. adjacent
to Georgetown and 8 blocks from White
House and National Mall
•
Over sized rooms of average 425 sq. ft.
with 35 suites
•
Good curb appeal despite current
condition
•
Underutilized street-level restaurant and
bar space
•
Planned $8.1m renovation to address all
aspects of hotel
Financial Statistics TTM Q3 2011
ADR $161.29
Occupancy 75.9%
RevPAR $122.45
NOI $3.6m
Peak NOI (2007) $6.2m
RevPAR Index 84.7%
Comp Set Rank 7 of 7

Highland Transaction Conclusion
Highland Transaction Conclusion

We
We
purchased
purchased
a
a
remarkable
remarkable
portfolio
portfolio
for
for
nearly
nearly
half
half
of
of
its
its
replacement
replacement
cost and materially below what our peers are paying for assets cost and materially below what our peers are paying for assets
We have made significant progress in achieving operational flow
We have made significant progress in achieving operational flow throughs and pushing RevPAR yield index
throughs and pushing RevPAR yield index
In only six months’
In only six months’
time our asset management group has managed to
time our asset management group has managed to
achieve
achieve
nearly
nearly
90%
90%
of
of
its
its
1
1
st st
year
year
NOI
NOI
target
target
The Highland portfolio is off its peak substantially more than our
The Highland portfolio is off its peak substantially more than our legacy portfolio, providing us with additional upside
legacy portfolio, providing us with additional upside
Our strategic capex will help realize additional upside potential
Our strategic capex will help realize additional upside potential

UBS Global Real Estate Conference November 2011